SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM N-CSRS
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
________________

5348 Vegas Dr.
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Dr.
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-561-744-5932

DATE OF FISCAL YEAR END: FEBRUARY 29, 2008

DATE OF REPORTING PERIOD: AUGUST 31, 2008

Item 1. Annual Report

Semi-Annual Report

August 31, 2008

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE PERIOD ENDING
AUGUST 31, 2008

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

October, 2008

Dear Fellow Shareholder:

The extreme volatility of the market makes it difficult to write of the present in absolute terms. The enormous daily changes have never been seen before in the stock market. What we write today may be old hat tomorrow. However, here are some facts and overviews. At August 31, Copley was down 7.62% and the Dow was down 12.97% year to date. At September 30 Copley was down 11.61% and the Dow was down 18.70% year to date. October is turning out to be probably the worst month in the history of the stock market. The Dow has lost approximately 35%, the NASDAQ has lost approximately 40%, and Copley has lost approximately 20% year to date. Hopefully the endeavors of the government to restore liquidity and confidence to the banking system and the public might change the direction, or at least stem the tide. The election is imminent, and a new direction is the hope of all of us.

Our energy and utility sectors have been the hardest hit. Our gas supply sector, our banking sector and our other holdings, such as drugs, insurance and retail, have lost far less than the general market. Added to that, our dividend income has helped us to keep our losses below the general market losses.

Because of the accounting adjustment we were compelled to make last November, our expense ratio and our income percentages are now based upon a lower amount of assets. Our dividend income is at an all time high, and is a major contribution to our performance. Our expenses have increased percentage wise because of our having to exclude the entire amount of theoretical capital gains taxes from the Fund’s Net Asset Value. We note however, that even with the NAV adjustment made last November, the Fund performed better than the S&P 500 by approximately 3%. We continue to pursue alternatives which may be available to restoring some, or all, of the tax accrual to the net asset value.

Our retail operation is doing well and we are now looking forward to a gradual expansion again. Our restaurant is still not profitable in its beginning operations, but it is cutting its losses every month. We will continue to monitor this and decide on its direction.

Meanwhile, we are continuing our same investment philosophy, i.e, highly visible and dividend paying stocks in ever increasing amounts. It is important to note that our dividend income is at an all time high and should continue to add substantially to our net asset value. We communicate with our Chicago office consultants very often for exchanges of ideas. Thus the Fund is assured of long term continuance.

We are making every effort to keep our expense ratio close to normalcy but, with the challenge of the accounting issue and Sarbanes-Oxley, it is no easy task.

However, please remember that we have all of our assets intact, we have not been subject to credit or sub-prime mortgage problems; thus, we look forward to the future.

All the above are reflected in our chart and the following numbers.

1984	+23.9%	(Top performing Fund 1984)
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.50%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	(Reflects the increased tax reserve)
2008	-7.62%	(As of August 31, 2008)

Note: The performance figures provided for years prior to 2007 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. Principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted.

Our thanks are to our Board, and to the many shareholders who contacted me over the past several months. All these shareholders expressed an appreciation for our Fund’s past performance and look forward to the future.

Cordially yours,
Copley Financial Services Corp.

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2008

	Shares	Value
COMMON STOCKS – 115.63%
BANKING – 6.09%
J.P. Morgan Chase & Co.	42,000	$1,616,580
PNC Financial Services Group	35,000	2,518,250
		4,134,830
DIVERSIFIED UTILITY COMPANIES – 14.61%
Alliant Energy Corp.	20,000	699,000
Dominion Resources, Inc.	60,000	2,611,800
FPL Group	110,000	6,606,600
		9,917,400
DRUG COMPANIES – 3.14%
Bristol Myers Squibb Co.	100,000	2,134,000
ELECTRIC AND GAS – 20.47%
American Electric Power	35,000	1,366,400
First Energy Corp.	40,000	2,905,600
Great Plains Energy, Inc.	40,000	938,000
Integrys Energy Group, Inc.	33,000	1,724,910
Progress Energy, Inc.	40,000	1,747,200
Public Service Enterprise Group	30,000	1,223,100
Scana, Corp.	50,000	1,960,000
Sempra Energy, Inc.	35,000	2,027,200
		13,892,410
ELECTRIC POWER COMPANIES – 20.51%
Ameren Corp.	30,000	1,255,800
DTE Energy Co.	55,000	2,318,800
DPL, Inc.	10,000	248,200
Duke Energy Co.	54,600	952,224
Exelon Corp.	23,200	1,762,272
Nstar Corp.	50,000	1,692,000
PP&L Corp.	100,000	4,377,000
Southern Co.	35,000	1,312,850
		13,919,146

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) – (Continued)
August 31, 2008

	Shares	Value
GAS UTILITIES & SUPPLIES – 10.08%
Delta Natural Gas Co.	20,000	$546,200
Energy East Corp	40,000	1,088,000
New Jersey Resources Corp.	56,250	2,035,125
Northwest Natural Gas Co.	40,000	1,949,200
WGL Holdings, Inc.	38,000	1,223,600
		6,842,125
HEALTH CARE PRODUCTS – 0.44%
*Zimmer Holdings, Inc.	4,100	296,799
INSURANCE – 3.12%
Arthur J. Gallagher & Co.	80,000	2,118,400
OFFICE EQUIPMENT – 0.50%
Pitney Bowes, Inc.	10,000	341,500
OIL COMPANIES – 20.55%
BP Amoco PLC.	25,500	1,469,565
Chevron Texaco Corp.	46,200	3,987,984
Exxon-Mobil Corp.	106,086	8,487,941
		13,945,490
OIL REFINERIES – 3.27%
Sunoco, Inc.	50,000	2,219,000
PIPELINES – 1.06%
Spectra Energy Corp.	27,300	722,358
RETAIL – 1.74%
Wal-Mart Stores, Inc.	20,000	1,181,400
TELEPHONE – 10.05%
AT&T, Inc.	93,555	2,992,825
Fairpoint Communications, Inc.	1,777	15,726
Frontier Communications Corp.	40,000	502,800
Verizon Communications, Inc.	94,232	3,309,428
		6,820,779

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) – (Continued)
August 31, 2008

Value
Total value of investments (Cost $27,675,148)	78,485,637
Excess of liabilities over cash and other assets	(10,608,523)
NET ASSETS	$67,877,114

*	Non-income producing securities.

Tax Information: At August 31, 2008, the net unrealized appreciation based on cost for book purposes of $27,675,148 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost	$50,829,911
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(19,422)
Net unrealized appreciation	$50,810,489

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
August 31, 2008

ASSETS
Investments in securities, at value (identified cost $27,675,148) (Note 1)		$78,485,637
Cash		6,148,082
Receivables:
Trade (Note 5)	$6,115
Dividends and interest	337,003	343,118
Inventory (Note 1)		86,529
Machinery & Equipment (Note 1)		87,855
Leasehold Improvements (Note 1)		272,794
Prepaid Expenses and other assets		33,163
Total Assets		85,457,178
LIABILITIES
Payables:
Redemptions	4,300
Trade	17,528
Accrued income taxes	136,276
Accrued expenses	29,368
Deferred income taxes (Note 1)	17,392,592
Total Liabilities		17,580,064
Commitments and Contingencies (Note 6)
Net Assets		$67,877,114
Net assets consist of:
Capital paid in		$1,527,027
Undistributed net investment and operating income		13,068,281
Accumulated net realized gain on investment transactions		2,471,317
Net unrealized appreciation in value of investments (Note 2)		50,810,489
Total		$67,877,114
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,527,027 shares of $1.00 par value capital stock outstanding)		$44.45

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended August 31, 2008

Investment Income (Note 1)
Income
Dividend	$1,474,752
Interest	92,376
Investment income		$1,567,128
Expenses:
Investment advisory fee (Note 5)	258,640
Professional fees	168,894
Accounting and Shareholder Services	52,845
Insurance	22,575
Printing	15,892
Directors fees	13,255
Custodian fees	11,822
Postage and shipping	2,098
Blue Sky fees	1,600
Office expense and miscellaneous	1,742
	549,363
Less: Investment advisory fee waived	(155,972)	393,391
Net investment income before income taxes		1,173,737
Operating Loss (Notes 2, 5 and 6)
Gross profit	91,675
Less: Operating expenses	(195,825)
Net operating loss before income taxes		(104,150)
Net Investment and Operating Income before Income Taxes		1,069,587
Less provision for income taxes (Notes 2 and 6)		(118,267)
Net investment and operating income		951,320
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4)
Realized loss from investment transactions during the period	(808,130)
Increase in unrealized appreciation of investments during current period, net of income tax affect	512,146
Net realized and unrealized loss		(295,984)
Net Increase in Net Assets Resulting from Operations		$655,336

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended 8/31/08	Restated Year Ended 2/29/08
	(Unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment and operating income	$951,320	$1,872,432
Net realized loss on investment transactions	(808,130)	1,557,833
Net change in unrealized appreciation on investments	512,146	(1,011,885)
Increase in net assets resulting from operations	655,336	2,418,380
Capital Share Transactions (Note 3)
Increase (decrease) in net assets resulting from capital share transactions	(2,172,751)	(604,547)
Total increase (decrease) in net assets	(1,517,415)	1,813,833
Net Assets
Beginning of Period	69,394,529	67,580,696
End of Period (including undistributed net investment and operating income of $13,068,281 and $12,053,268 respectively)	$67,877,114	$69,394,529

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended August 31, 2008

Increase (Decrease) in Cash
Cash flows from operating activities
Dividends and interest received	$1,573,915
Proceeds from disposition of long-term portfolio investments	2,296,564
Receipts from customers	166,474
Expense reimbursement paid by Advisor	125,972
Expenses paid	(871,064)
Purchase of long-term portfolio investments	(2,041,726)
Payments to suppliers	(57,311)
Net cash provided by operating activities	1,192,824
Cash flows from investing activities
Purchase of Machinery, Equipment & Leasehold Imp	944
Investment in Subsidiary	(62,000)
Net cash provided by investing activities	(61,056)
Cash flows provided by financing activities
Fund shares sold	726,030
Fund shares repurchased	(2,836,474)
Net cash used by financing activities	(2,110,444)
Net decrease in cash	(978,676)
Cash at beginning of the period	7,126,758
Cash as of August 31, 2008	$6,148,082
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided By Operating Activities
Net Increase in net assets resulting from operations	$(1,707,528)
Decrease in investments	2,701,104
Decrease in receivable for securities sold	108,501
Decrease in dividends and interest receivable	12,484
Increase in receivables from customers	(2,157)
Decrease in inventory	26,731
Increase in subscription receivable	(944)
Increase in redemption payable	305
Increase in income taxes payable	18,393
Increase in trade payables	15,952
Decrease in other assets	124,543
Decrease in accrued expenses	(87,260)
Decrease in deferred taxes	(17,299)
Total adjustments	2,900,353
Net cash provided by operating activities	$1,192,825

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund’s shares.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Machinery, Equipment & Leasehold Improvement.

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Fund uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for the machinery and equipment held by the Fund is 3 to 20 years.

Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

Other

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies  – (continued)

New Accounting Pronouncements

Effective August 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds reviewed the tax positions for the current year and determined that the implementation of FIN 48 had no impact on the Funds’ net assets or results of operations.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. In accordance with SFAS 157, fair value is defined as the price that the Company would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurement:

These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2  — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3  — significant unobservable inputs (including reporting entity’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies  – (continued)

The following is a summary of the inputs used as of August 31, 2008 in valuing the Company’s investments carried at fair value:

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments ($)*
Level 1 — Quoted Prices	78,485,637	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
TOTAL	78,485,637	—

*	Other financial instruments include futures, forwards and swap contracts.

For over 15 years, the Fund has recognized a liability for deferred income tax to the extent that the management of the Fund felt a real liability may exist. This policy, applied consistently over the entire period, demonstrated that the Fund was able to reasonably estimate the extent of the deferred tax obligation in that at no point in time during the fifteen year period, did the actual liability associated with the liquidation of appreciated securities exceed the accumulated deferred taxes recognized in the Fund’s semi-annual or annual financial statements.

Notwithstanding the management of the Fund’s reasonable ability to estimate the carrying value of the deferred income tax liability, FASB Statement of Financial Accounting Standard 109 (FAS 109) requires all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. Based upon a decision by the Board of Directors that the Fund would change its taxable status from a regular corporation to a regulated investment company (RIC) if the Fund found itself in a position where it had reserved insufficient deferred income taxes to meet actual income tax obligations associated with its appreciated security portfolio, an action available to the Fund as a registered investment company, this decision was felt to be a reasonable response to the application of FASB 109. Albeit conversion to RIC status is not a tax free event, the transactions required could be managed by the Fund in such a manner that the Fund would not be required to recognize the full deferred income tax accrual required under FAS 109.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

2. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

	Fiscal Year
	2008	2007
Current:
Federal	$248,162	$215,023
State	26,854	38,170
	275,016	253,193
Deferred:
Federal	500,482	3,370,927
State	(2,270,716)	568,540
	(1,770,234)	3,939,467
Net provision (benefit) for income taxes	$(1,495,218)	$4,192,660
Effective income tax rate	35.00%	38.58%

Differences between the effective tax rate and the federal statutory rates as of the last day of the fiscal year are as follows:

	Fiscal Year
	2008	2007
Federal statutory rate	35.00%	35.00%
State income tax benefit	0.00	(1.92)
State income tax rate	0.00	5.50
Effective tax rate	35.00%	38.58%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities relate to the Fund’s unrealized gains on marketable securities.

The reduction in deferred tax liabilities for the fiscal year ending February 29, 2008 is due to a change in tax venue for the Fund from Florida to Nevada. The state of Nevada does not access a corporate level income tax.

The Fund has $1,117,369 in accumulated capital loss carryforwards which expire as follows: $308,205 on February 28, 2009, $809,164 on February 28, 2014.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

3. Capital Stock

At August 31, 2008, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Six Months Ended 8/31/08 (Unaudited)		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold	14,277	$664,030	73,475	$4,126,682
Shares repurchased	(61,908)	(2,836,781)	(87,630)	(4,731,229)
Net change	(47,631)	$(2,172,751)	(14,155)	$(604,547)

4. Purchase and Sale of Securities

For the six months ended August 31, 2008, purchases and sales of securities, other than United States government obligations and short-term notes, aggregated $2,041,726 and $2,187,972 respectively.

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the six months ended August 31, 2008, the fee for investment advisory service totaled $258,640 less fees of $30,000 voluntarily waived. In addition, the Advisor voluntarily elected to reimburse the Fund $125,972 for operating expenses incurred during the period. Also during the period unaffiliated directors received $13,255 in directors’ fees.

Operating Divisions

The Fund has an operating division, Copley Fund, Inc.- Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The Fund also recently formed a new wholly owned subsidiary, Copley Operating Group LLC (“COG”), which owns equipment and operates a restaurant, Ricc’s Ristorante. The real property used by the restaurant is leased.

During the period covered in this report, the Fund made a $62,000 equity investment in COD. In addition, COD provided a loan to COG in the amount of $101,562.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

The combined results of these subsidiary companies during the six months ended August 31, 2008, are as follows:

Sales	$168,349
Cost of goods sold	(90,322)
Gross profit	78,027
General & administrative expenses	(195,825)
Net loss from operations	(117,798)
Other income (dividends and interest)	13,648
Net Loss	$(104,150)

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during examinations of the Fund’s federal income tax returns, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years 2/28/04 through 2/29/08 and the six months ended 8/31/08. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus.

The annual financial information was audited by Roy G. Hale, CPA, whose report, along with the Fund’s financial statements, is included the Fund’s restated annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751. The financial information for the period ended August 31, 2008 is unaudited.

	Six Months Ended August 31, 2008 (unaudited)	Year Ended
		February 29, 2008	February 28, 2007	February 28, 2006	February 28, 2005	February 29, 2004
Net asset value, beginning of year	$44.07	$42.54	$37.23	$35.28	$32.63	$27.62
Income (loss) for investment operations:
Net investment income (loss)	0.61	1.18	(1.31)	0.27	(0.44)	(1.86)
Net gains (losses) on securities (both realized and unrealized)	(0.23)	0.35	6.62	1.68	3.09	6.87
Total investment operations	0.38	1.53	5.31	1.95	2.65	5.01
Net asset value, end of year	$44.45	$44.07	$42.54	$37.23	$35.28	$32.63
Total return	0.86%	3.60%	14.26%	5.53%	8.12%	18.14%
Net assets, last day of February (in thousands)	67,877	69,395	67,581	59,298	57,948	57,747
Ratio of net expenses, including regular & deferred taxes, to average net assets	1.99%	1.72%	7.88%	3.80%	5.65%	10.60%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.66%	1.72%	1.67%	1.72%	1.49%	1.59%
Ratio of net investment and operating income (loss) to average net assets	2.68%	2.73%	(3.28)%	0.76%	(1.30)%	(6.18)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.01%	2.73%	2.93%	2.83%	2.86%	2.84%
Portfolio turn over rate	2.54%	4.11%	0.50%	0.73%	0.44%	0.92%
Number of shares outstanding at end of period (in thousands)	1,527	1,575	1,589	1,593	1,643	1,770

The accompanying notes are an integral part of the financial statements.

The financial highlights shown above included the waiver of $60,000 ($30,000 for six month period) of the investment advisory fee (as noted in the Statement of Operations). If the waiver of $60,000 of investment advisory fees had not been included, the following ratios would apply:

Ratio of net expenses, including regular & deferred taxes, to average net assets	2.43%	1.81%	7.97%	3.90%	5.76%	10.71%
Ratio of net expenses, excluding deferred taxes, to average net assets	2.10%	1.81%	1.76%	1.83%	1.60%	1.70%
Ratio of net investment and operating income (loss) to average net assets	2.24%	2.65%	(3.37)%	0.66%	(1.41)%	(6.29)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	2.57%	2.65%	2.84%	2.73%	2.75%	2.72%

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Annualized Expense Ratios	Expenses Paid During Period* (3/1/08 – 8/31/08)
Actual Fund Return	$1,000.00	$1,008.62	1.81%	$9.16
Hypothetical 5% Return	$1,000.00	$1,016.08	1.81%	$9.20

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, 2008, (i) is available, without charge and upon request, by calling 1-800-352-9908; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978 [1]	Physician Since 1948
Kenneth Joblon (February 28, 1946) 1996 [1]	President, Brittany Dyeing & Printing Corp. New Bedford, MA

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978 [1]	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President	See Above

COPLEY FUND, INC.

A No-Load Fund

Semi-Annual Report

August 31, 2008

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
111 Westminster Street
Providence, Rhode Island 02903

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402) 493-4603
(877) 881-2751
Fax: (402) 963-9094

General Counsel
Roberts & Henry
504 Talbot Street
St. Michaels, MD 21663

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800)635-3427.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: November 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: November 9, 2008